                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS

May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-------------------------------
NYSE Ticker Symbol - VOQ
-------------------------------

                                                    MARKET(1)    NAV(2)
------------------------------------------------------------------------
Six-month total return                                10.13%       2.56%
------------------------------------------------------------------------
One-year total return                                 10.55%       8.87%
------------------------------------------------------------------------
Five-year average annual total return                  4.28%       5.72%
------------------------------------------------------------------------
Life-of-Trust average annual total return              6.46%       7.01%
------------------------------------------------------------------------
Commencement date                                                9/27/91
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                           5.39%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                      9.04%
------------------------------------------------------------------------
Preferred share rate(5)                                            3.70%
------------------------------------------------------------------------
Net asset value                                                 $  16.05
------------------------------------------------------------------------
Closing common stock price                                      $15.1500
------------------------------------------------------------------------
Six-month high common stock price (02/02/01)                    $16.0000
------------------------------------------------------------------------
Six-month low common stock price (12/13/00)                     $13.9375
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  61.5%   [PIE CHART]
- AA/Aa..............   1.5%
- A/A................  13.7%
- BBB/Baa............  10.0%
- Non-Rated..........  13.3%
As of October 31, 2000
- AAA/Aaa............  62.4%   [PIE CHART]
- AA/Aa..............   1.5%
- A/A................  15.6%
- BBB/Baa............  10.7%
- Non-Rated..........   9.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/ Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                         Dividends                        Capital Gains
11/00                                                                       0.0700
12/00                                                                       0.0680                               0.1898
1/01                                                                        0.0680
2/01                                                                        0.0680
3/01                                                                        0.0680
4/01                                                                        0.0680

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                        April 30, 2001                    October 31, 2000
Health Care                                                                      16.90                               18.60
General Purpose                                                                  16.90                               18.90
Public Education                                                                 12.60                                7.30
Industrial Revenue                                                               10.20                                9.20
Single-Family Housing                                                             8.50                               10.90

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      14.9500                            15.0000
                                                                          15.1500                            15.5000
                                                                          14.9200                            15.1250
                                                                          15.5400                            15.5000
9/92                                                                      15.9100                            15.8750
                                                                          15.9700                            15.7500
                                                                          16.8100                            16.0000
                                                                          17.0500                            16.7500
9/93                                                                      17.7200                            17.3750
                                                                          17.6300                            16.8750
                                                                          16.1300                            15.5000
                                                                          16.0600                            15.8750
9/94                                                                      15.6700                            15.5000
                                                                          14.9800                            14.6250
                                                                          16.2300                            15.7500
                                                                          16.4100                            16.0000
9/95                                                                      16.7000                            15.7500
                                                                          17.2800                            16.5000
                                                                          16.7000                            17.2500
                                                                          16.5800                            16.7500
9/96                                                                      16.7600                            16.6250
                                                                          17.0600                            17.0000
                                                                          16.7200                            16.8750
                                                                          17.0800                            17.5000
9/97                                                                      17.3600                            17.4375
                                                                          17.5100                            18.7500
                                                                          17.4600                            18.5000
                                                                          17.4400                            18.5000
9/98                                                                      17.6800                            18.8125
                                                                          17.4000                            19.1250
                                                                          17.2200                            18.6250
                                                                          16.6400                            18.3125
9/99                                                                      16.2800                            17.2500
                                                                          15.7800                            14.7500
                                                                          15.9500                            14.8750
                                                                          15.9000                            15.0000
9/00                                                                      16.1300                            15.3125
                                                                          16.4100                            14.6876
                                                                          16.5900                            15.1500
4/01                                                                      16.0500                            15.1500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN OHIO
QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought that interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally.

Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    The Ohio municipal market has had to weigh a number of lingering issues, such as the impact of electric deregulation, the financial challenges facing the health care industry, and the struggle to provide fair and adequate financing to the state's 611 school districts. Still, the state has an excellent history of strong financial operations, conservative revenue projections, and controlled spending, which has produced eight straight years of operating surpluses. While this trend may end this fiscal year, no major deficit or long-term fiscal imbalances are expected.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's new monthly dividend of $0.068 per share translates to a distribution rate of 5.39 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.04 percent on a taxable investment (for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 10.13 percent based on market price. This reflects an increase in market price from $14.3125 per share on October 31, 2000, to $15.1500 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Ohio Municipal Bond Index produced a total return of 4.40 percent for the same period. The Lehman Brothers Ohio Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Portfolio activity over the last six
months was focused on enhancing the trust's long-term total return potential. Our strategy in this area caused us to add several long-maturity, high-grade issues to counterbalance the trust's large holdings of high coupon issues priced to relatively short call dates. We also focused on relative value trading among bonds of various structures.

    This period saw high-grade securities generally outperform other securities as the market rallied, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In managing this portfolio, we are permitted by prospectus to invest up to 20 percent of the trust's assets in nonrated securities, but it has been difficult to find nonrated bonds that meet our criteria for investment. In general, the overall credit quality of the portfolio remained fairly steady over the course of the reporting period.

    Other changes included selling some high-coupon bonds that were priced to an early call date, and selling our positions in securities that had either exceeded our price targets relative to other securities or no longer met our criteria for investment.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 76.7 percent of total long-term investments. This includes the trust's allocation in AAA rated securities (the highest rating category), which represented 61.5 percent of the portfolio's long-term investments as of April 30, 2001. The trust's allocation of BBB rated bonds stood at 10.0 percent, down by 0.7 percent. Nonrated securities accounted for 13.3 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Health-care bonds became the trust's largest holding, representing 16.92 percent of the portfolio's long-term investments, and general purpose bonds were the second largest portion of the trust, with 16.90 percent as of April 30, 2001. The biggest increase in allocation occurred in the public education sector, which became the trust's third largest holding, representing
12.65 percent of long-term investments, up from 7.28 percent as of October 31, 2000.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    We believe the long-term outlook for Ohio's state economy remains stable, despite the current weakness at both the state and national levels. Ohio's long history of prudent financial management and its substantial economic base, which continues to grow more diversified, should prove critical in the state's ability to withstand a continued economic slowdown. Ohio's balance sheet appears strong, debt levels seem to be manageable, and the employment situation appears strong.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)                    DESCRIPTION                   COUPON    MATURITY      VALUE
         MUNICIPAL BONDS  98.3%
         OHIO  83.3%
$1,000   Amherst, OH Exmp Vlg Sch Dist (FGIC Insd)
         (a).........................................   5.000%   12/01/26   $    945,490
   500   Athens Cnty, OH Cmnty Mental Hlth Rev West
         Cent Proj Ser 1 (LOC--Bank One).............   6.900    06/01/10        510,820
 1,435   Avon Lake, OH City Sch Dist Cap Apprec (FGIC
         Insd).......................................    *       12/01/11        850,754
 1,000   Barberton, OH City Sch Dist (FGIC Insd).....   5.125    11/01/22        974,570
 1,000   Batavia, OH Loc Sch Dist Rfdg (MBIA Insd)...   5.625    12/01/22      1,043,420
 3,250   Cincinnati & Hamilton Cnty, OH Port Auth
         Indl Dev Rev Convention Garage Rfdg
         (Prerefunded @ 12/01/02)....................   7.450    06/01/10      3,512,307
 4,000   Cincinnati & Hamilton Cnty, OH Port Auth
         Indl Dev Rev Sixth Street Garage Rfdg
         (Prerefunded @ 12/01/02) (b)................   7.450    06/01/10      4,322,840
   500   Cleveland, OH Arpt Sys Rev Ser A (FSA
         Insd).......................................   5.000    01/01/31        469,355
   200   Cleveland, OH Pub Pwr Sys Rev Ser A (MBIA
         Insd).......................................   7.000    11/15/17        207,220
   805   Cleveland, OH Pub Pwr Sys Rev Ser B (MBIA
         Insd).......................................   7.000    11/15/17        834,060
 1,025   Cleveland-Cuyahoga Cnty, OH Port Auth Rev
         Dev Port Cleveland Bond Fd Ser B............   6.500    11/15/14      1,029,766
 1,500   Columbus, OH Tax Increment Easton Proj
         (AMBAC Insd)................................   5.300    12/01/19      1,502,610

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                    DESCRIPTION                   COUPON    MATURITY      VALUE
         OHIO (CONTINUED)
$3,250   Columbus, OH Tax Increment Fin Rev Easton
         Proj (AMBAC Insd)...........................   4.875%   12/01/24   $  3,005,437
 1,000   Cuyahoga Cnty, OH Hlthcare Facs Rev Jennings
         Hall........................................   7.300    11/15/23        997,210
 1,000   Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
         Proj........................................   7.500    01/01/30      1,039,340
   500   Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
         Fairview Genl Hosp & Lutheran Med Cent......   6.300    08/15/15        518,670
 1,190   Eastern, OH Regl Wastewtr Auth Wtr Res Rev
         (AMBAC Insd)................................   5.000    12/01/25      1,127,906
 1,625   Edgewood, OH City Sch Dist Cap Apprec Ser A
         Rfdg (MBIA Insd)............................    *       12/01/12        904,426
 1,625   Edgewood, OH City Sch Dist Cap Apprec Ser A
         Rfdg (MBIA Insd)............................    *       12/01/14        796,900
 3,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg..............................   6.750    01/01/08      3,117,870
 4,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg..............................   6.750    01/01/15      4,109,040
 1,680   Fairfield, OH City Sch Dist Cap Apprec Sch
         Impt Rfdg (FGIC Insd).......................    *       12/01/12        928,922
   500   Finneytown, OH Loc Sch Dist (FGIC Insd).....   6.200    12/01/17        564,470
 2,500   Franklin Cnty, OH Convention Fac Auth Tax &
         Lease Rev Antic Bonds Rfdg (MBIA Insd)......   5.800    12/01/13      2,585,575
 1,000   Franklin Cnty, OH Hlthcare Facs Rev OH
         Presbyterian Ser A..........................   7.125    07/01/29        977,900
 6,000   Gateway Econ Dev Corp Gtr Cleveland OH
         Excise Tax Rev Sr Lien Ser A (FSA Insd).....   6.875    09/01/05      6,168,840
 1,000   Gateway Econ Dev Corp Gtr Cleveland OH
         Stadium Rev.................................   6.500    09/15/14      1,021,400
 1,555   Greene Cnty, OH Swr Sys Rev Govtl Enterprise
         (AMBAC Insd)................................   5.625    12/01/25      1,589,770

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                    DESCRIPTION                   COUPON    MATURITY      VALUE
         OHIO (CONTINUED)
$3,000   Hamilton Cnty, OH Hlth Sys Rev Providence
         Hosp Franciscan Rfdg (Prerefunded @
         07/01/02)...................................   6.875%   07/01/15   $  3,170,310
 2,000   Hamilton Cnty, OH Sales Tax Football Proj
         Ser A (MBIA Insd)...........................   4.750    12/01/27      1,772,300
10,000   Hamilton Cnty, OH Sales Tax Sub Ser B Cap
         Apprec (AMBAC Insd).........................    *       12/01/23      2,822,400
   670   Heath, OH City Sch Dist Sch Impt Ser A (FGIC
         Insd).......................................    *       12/01/14        329,178
 1,200   Heath, OH City Sch Dist Sch Impt Ser A (FGIC
         Insd).......................................   5.500    12/01/27      1,211,148
 2,000   Hilliard, OH Sch Dist Cap Apprec Sch Impt
         (FGIC Insd).................................    *       12/01/18        759,780
 1,010   Liberty, OH Cmnty Recreation Cent...........   5.625    12/01/22      1,045,502
   500   Licking Heights, OH Loc Sch Dist Cap Apprec
         Ser A (FGIC Insd)...........................    *       12/01/14        245,655
   610   Licking Heights, OH Loc Sch Dist Cap Apprec
         Ser A (FGIC Insd)...........................    *       12/01/15        280,411
   745   Licking Heights, OH Loc Sch Dist Cap Apprec
         Ser A (FGIC Insd)...........................    *       12/01/17        301,457
 1,500   Lorain Cnty, OH Hosp Rev Mtg Elyria United
         Methodist Ser C Rfdg........................   6.875    06/01/22      1,501,125
 2,000   Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
         Inc.........................................   6.500    11/15/12      2,135,920
 1,000   Lucas Cnty, OH Hlthcare Fac Rev Sunset
         Retirement Ser A Rfdg.......................   6.375    08/15/15      1,016,850
   955   Marysville, OH Exmp Vlg Sch Dist Cap Apprec
         Sch Impt (AMBAC Insd).......................    *       12/01/16        412,455
 1,000   Middleburg Heights, OH Southwest Genl Hlth
         Cent (FSA Insd).............................   5.625    08/15/15      1,038,760

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                    DESCRIPTION                   COUPON    MATURITY      VALUE
         OHIO (CONTINUED)
$1,000   Montgomery Cnty, OH Hosp Rev Grandview Hosp
         & Med Cent Rfdg (Prerefunded @ 12/01/09)....   5.600%   12/01/11   $  1,081,650
 3,250   Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
         (GNMA Collateralized).......................   5.250    09/01/30      3,155,100
 5,550   Ohio Hsg Fin Agy Single Family Mtg Rev......    *       01/15/15      2,716,614
 5,850   Ohio Hsg Fin Agy Single Family Mtg Rev
         (Prerefunded @ 07/15/14)....................    *       01/15/15      2,828,358
 1,230   Ohio St Dept of Tran Ctfs Partn Panhandle
         Rail Line Proj (FSA Insd)...................   6.500    04/15/12      1,283,161
   645   Ohio St Econ Dev Rev OH Enterprise Bond Fd
         Ser 9.......................................   7.625    12/01/11        665,305
 2,000   Ohio St Solid Waste Disp Rev USG Corp Proj..   6.050    08/01/34        881,960
 1,250   Ohio St Tpk Commn Tpk Rev Ser B (FGIC
         Insd).......................................   4.750    02/15/28      1,108,750
   515   Olentangy Loc Sch Dist OH Cap Apprec Sch
         Facs Constr (FSA Insd)......................    *       12/01/10        323,796
   515   Olentangy Loc Sch Dist OH Cap Apprec Sch
         Facs Constr (FSA Insd)......................    *       12/01/11        305,323
 1,000   Pike Cnty, OH Hlthcare Fac Rev Rfdg.........   6.750    06/01/17        947,440
 1,500   South-Western City Sch Dist OH Franklin &
         Pickway Cnty (AMBAC Insd)...................   4.750    12/01/26      1,338,495
 1,850   Tipp City, OH Exmp Vlg Sch Dist Sch Facs
         Constr & Impt (FGIC Insd)...................   5.500    12/01/15      1,921,743
 1,370   Toledo-Lucas Cnty, OH Port Auth Dev Rev
         Northwest OH Bond Fd Ser D..................   6.900    11/15/20      1,367,603
 1,650   Toledo-Lucas Cnty, OH Port Auth Port Rev
         Facs Cargill Inc Proj Rfdg..................   7.250    03/01/22      1,711,380
 1,000   Westerville, OH Minerva Pk & Blendon Jt Twp
         Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
         (AMBAC Insd)................................   6.800    09/15/06      1,035,500
                                                                            ------------
                                                                              86,372,317
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)                    DESCRIPTION                   COUPON    MATURITY      VALUE
         GUAM  4.8%
$1,000   Guam Arpt Auth Rev Ser B....................   6.700%   10/01/23   $  1,039,590
 2,000   Guam Pwr Auth Rev Ser A (AMBAC Insd)........   5.125    10/01/29      1,947,380
 2,000   Guam Pwr Auth Rev Ser A (AMBAC Insd)........   5.250    10/01/34      1,972,300
                                                                            ------------
                                                                               4,959,270
                                                                            ------------
         PUERTO RICO  5.6%
 5,000   Puerto Rico Comwlth Pub Impt Rfdg...........   3.000    07/01/06      4,753,800
 1,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
         (Prerefunded @ 07/01/04)....................   6.375    07/01/24      1,102,280
                                                                            ------------
                                                                               5,856,080
                                                                            ------------
         U. S. VIRGIN ISLANDS  4.6%
 1,500   Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Taxes Ln Nt Ser A...........................   6.500    10/01/24      1,597,470
 1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Taxes Ln Nt Ser A (ACA Insd)................   6.125    10/01/29      1,023,910
 2,000   Virgin Islands Pub Fin Auth Rev Matching Fd
         Ln Nts Ser A Rfdg (Prerefunded @
         10/01/02)...................................   7.250    10/01/18      2,146,640
                                                                            ------------
                                                                               4,768,020
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $97,292,549).....................................................    101,955,687
SHORT-TERM INVESTMENT  1.3%
  (Cost $1,320,000)......................................................      1,320,000
                                                                            ------------
TOTAL INVESTMENTS  99.6%
  (Cost $98,612,549).....................................................    103,275,687
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..............................        454,016
                                                                            ------------
NET ASSETS  100.0%.......................................................   $103,729,703
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $98,612,549)........................  $103,275,687
Cash........................................................       148,563
Receivables:
  Interest..................................................     1,563,053
  Investments Sold..........................................        10,000
Other.......................................................         1,748
                                                              ------------
    Total Assets............................................   104,999,051
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       949,841
  Income Distributions--Preferred Shares....................        88,700
  Investment Advisory Fee...................................        60,320
  Administrative Fee........................................        17,234
  Affiliates................................................         2,395
Trustees' Deferred Compensation and Retirement Plans........       124,936
Accrued Expenses............................................        25,922
                                                              ------------
    Total Liabilities.......................................     1,269,348
                                                              ------------
NET ASSETS..................................................  $103,729,703
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,281,125 shares issued and
  outstanding)..............................................        42,811
Paid in Surplus.............................................    63,364,088
Net Unrealized Appreciation.................................     4,663,138
Accumulated Undistributed Net Investment Income.............       378,544
Accumulated Net Realized Gain...............................       281,122
                                                              ------------
  Net Assets Applicable to Common Shares....................    68,729,703
                                                              ------------
NET ASSETS..................................................  $103,729,703
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($68,729,703 divided by
  4,281,125 shares outstanding).............................  $      16.05
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,181,906
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     365,327
Administrative Fee..........................................     104,379
Preferred Share Maintenance.................................      49,232
Trustees' Fees and Related Expenses.........................      14,093
Legal.......................................................       6,506
Custody.....................................................       4,086
Other.......................................................      62,412
                                                              ----------
    Total Expenses..........................................     606,035
    Less Credits Earned on Cash Balances....................         436
                                                              ----------
    Net Expenses............................................     605,599
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,576,307
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  281,303
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,877,762
  End of the Period.........................................   4,663,138
                                                              ----------
Net Unrealized Depreciation During the Period...............    (214,624)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $   66,679
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,642,986
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  2,576,307        $  5,214,004
Net Realized Gain..................................        281,303           1,211,652
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (214,624)            125,411
                                                      ------------        ------------
Change in Net Assets from Operations...............      2,642,986           6,551,067
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (1,754,916)         (4,065,062)
  Preferred Shares.................................       (508,779)         (1,442,278)
                                                      ------------        ------------
                                                        (2,263,695)         (5,507,340)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................       (812,558)                -0-
  Preferred Shares.................................       (309,689)                -0-
                                                      ------------        ------------
                                                        (1,122,247)                -0-
                                                      ------------        ------------
Total Distributions................................     (3,385,942)         (5,507,340)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (742,956)          1,043,727

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................            -0-              71,036
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............       (742,956)          1,114,763
NET ASSETS:
Beginning of the Period............................    104,472,659         103,357,896
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $378,544
  and $65,932, respectively).......................   $103,729,703        $104,472,659
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX                               TWO
                                              MONTHS         YEAR ENDED         MONTHS
                                               ENDED        OCTOBER 31,          ENDED
                                             APRIL 30,   ------------------   OCTOBER 31,
                                               2001        2000      1999        1998
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)......................................   $ 16.23    $  15.98   $ 17.57    $  17.57
                                              -------    --------   -------    --------
  Net Investment Income....................       .60        1.22      1.23         .21
  Net Realized and Unrealized Gain/Loss....       .01         .32     (1.51)        .01
                                              -------    --------   -------    --------
Total from Investment Operations...........       .61        1.54      (.28)        .22
                                              -------    --------   -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............       .41         .95      1.01         .17
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       .12         .34       .28         .05
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............       .19         -0-       .02         -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       .07         -0-       -0-         -0-
                                              -------    --------   -------    --------
Total Distributions........................       .79        1.29      1.31         .22
                                              -------    --------   -------    --------
NET ASSET VALUE, END OF THE PERIOD.........   $ 16.05    $  16.23   $ 15.98    $  17.57
                                              =======    ========   =======    ========

Market Price Per Share at End of the
  Period...................................   $15.150    $14.3125   $16.250    $19.0625
Total Investment Return at Market Price
  (b)......................................    10.13%**    -6.25%    -9.60%       4.00%**
Total Return at Net Asset Value (c)........     2.56%**     7.80%    -3.40%       0.96%**
Net Assets at End of the Period (In
  millions)................................   $ 103.7    $  104.5   $ 103.4    $  109.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*.............     1.74%       1.71%     1.75%       1.79%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................     5.94%       5.55%     5.65%       5.44%
Portfolio Turnover.........................        9%**       36%       20%          0%**
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares..............     1.16%       1.13%     1.18%       1.22%

** Non-Annualized

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                                SEPTEMBER 27, 1991
                                                                  (COMMENCEMENT
                    YEAR ENDED AUGUST 31,                         OF INVESTMENT
-------------------------------------------------------------     OPERATIONS) TO
     1998      1997      1996      1995      1994      1993      AUGUST 31, 1992
----------------------------------------------------------------------------------
    $ 17.23   $ 16.55   $ 16.60   $ 16.24   $ 17.45   $ 15.99        $ 14.75
    -------   -------   -------   -------   -------   -------        -------
       1.26      1.28      1.26      1.27      1.29      1.29           1.01
        .41       .74       -0-       .40     (1.20)     1.44           1.17
    -------   -------   -------   -------   -------   -------        -------
       1.67      2.02      1.26      1.67       .09      2.73           2.18
    -------   -------   -------   -------   -------   -------        -------
       1.01      1.01      1.01       .98       .98       .98            .73
        .29       .28       .30       .33       .21       .20            .21
        .02       .04       -0-       -0-       .09       .07            -0-
        .01       .01       -0-       -0-       .02       .02            -0-
    -------   -------   -------   -------   -------   -------        -------
       1.33      1.34      1.31      1.31      1.30      1.27            .94
    -------   -------   -------   -------   -------   -------        -------
    $ 17.57   $ 17.23   $ 16.55   $ 16.60   $ 16.24   $ 17.45        $ 15.99
    =======   =======   =======   =======   =======   =======        =======

    $18.500   $17.000   $16.500   $15.875   $15.750   $17.250        $16.250
     15.39%     9.55%    10.47%     7.34%    -2.54%    13.17%         13.59%**
      8.16%    10.70%     5.85%     8.74%    -0.79%    16.26%         11.78%**
    $ 109.6   $ 107.7   $ 104.7   $ 104.6   $ 103.0   $ 108.1        $ 101.8
      1.75%     1.78%     1.80%     1.81%     1.82%     1.72%          1.79%
      5.57%     5.89%     5.75%     6.00%     6.39%     6.61%          5.83%
         5%        7%        6%       24%        0%       18%            43%**
      1.18%     1.19%     1.20%     1.19%     1.22%     1.14%          1.22%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $31,465.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes the cost of long- and short-term investments is $98,612,549, the aggregate gross unrealized appreciation is $5,963,732 and the aggregate gross unrealized depreciation is $1,300,594, resulting in net unrealized appreciation on long- and short-term investments of $4,663,138.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2001, the Trust's custody fee was reduced by $436 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20%

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $12,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2001 and October 31, 2000, paid in surplus related to common shares aggregated $63,364,088. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
Beginning Shares..................................     4,281,125           4,276,726
Shares Issued Through Dividend Reinvestment.......           -0-               4,399
                                                       ---------           ---------
Ending Shares.....................................     4,281,125           4,281,125
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,264,818 and $11,289,304, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

5. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2001 was 3.700%. During the six months ended April 30, 2001, the rates ranged from 3.400% to 6.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.